UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 22, 2025

AMC ENTERTAINMENT HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33892	26-0303916
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification
Incorporation)		Number)

One AMC Way

11500 Ash Street, Leawood, KS 66211

(Address of Principal Executive Offices, including Zip Code)

(913) 213-2000

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock	AMC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On December 22, 2025, AMC Entertainment Holdings, Inc. (the “Company” or “AMC”) and Muvico, LLC, a wholly owned subsidiary of the Company (“Muvico”), and the holders of Muvico’s Senior Secured Exchangeable Notes due 2030 (the “Exchangeable Notes,” and such holders, the “Exchangeable Noteholders”), agreed to amend the indenture governing the Exchangeable Notes (the “Exchangeable Notes Indenture”). The amendments (the “Indenture Amendments”) will amend and restate:

•	the definition of Exchange Rate as follows:

“Exchange Rate” means a number shares of Common Stock per $1,000 principal amount of Notes that is equal to the quotient of (x) $1,000 divided by (y) 87.5% of the Unadjusted Exchange Price; provided that, the Exchange Rate is subject to adjustment as set forth in Section 10.06; provided, further, that whenever this Indenture refers to the Exchange Rate as of a particular date without setting forth a particular time on such date, such reference will be deemed to be to the Exchange Rate immediately after the Close of Business on such date.

•	Article IV-B(d)(i) as follows:

(i)             during the ATM Restricted Period, but no earlier than February 2, 2026, AMC may conduct one or more “at-the-market” offerings of Common Stock for cash, for aggregate net proceeds not in excess of $150,000,000; and

The parties agreed to cooperate (including cooperating with the trustee and the notes collateral agent) in good faith to memorialize and effectuate the Indenture Amendments as soon as reasonably practicable. In consideration for the Exchangeable Noteholders’ agreement to the Indenture Amendments, AMC will pay the Exchangeable Noteholders a fee of $6,250,000 (the “Consent Fee”) payable in shares of AMC common stock. The number of shares will based on the average of the Daily VWAPs (as defined in the Exchangeable Notes Indenture) for the 60 consecutive Trading Days (as defined in the Exchangeable Notes Indenture) commencing December 22, 2025.

Item 3.02	Unregistered Sales of Equity Securities.

The disclosure set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

The issuance of AMC common stock in payment of the Consent Fee and any shares of AMC common stock that may be issued in the future upon exchange of the Exchangeable Notes will be exempt under Section 4(a)(2) and/or 3(a)(9) of the Securities Act of 1933, as amended (the “Securities Act”).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMC ENTERTAINMENT HOLDINGS, INC.

Date: December 22, 2025	By:	/s/ Edwin F. Gladbach
Name: Edwin F. Gladbach
Title: Senior Vice President, General Counsel and Secretary

3